                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 6, 2003

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                              ALLEGHANY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                       1-9371                51-0283071
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 (STATE OR OTHER JURISDICTION OF      (COMMISSION FILE          (IRS EMPLOYER
         INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)




   375 PARK AVENUE, SUITE 3201
       NEW YORK, NEW YORK                                          10152
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 (ADDRESS OF PRINCIPAL EXECUTIVE                                (ZIP CODE)
           OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356
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ITEM  12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 6, 2003, Alleghany Corporation issued a press release on the subject of its 2003 second quarter consolidated earnings. A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         ALLEGHANY CORPORATION


                                                         /s/ Peter R. Sismondo
                                                         -----------------------
                                                    By:  Peter R. Sismondo
                                                         Vice President,
                                                         Controller,
                                                         Treasurer and Assistant
                                                                  Secretary

Date: August 6, 2003

                                INDEX TO EXHIBITS

Exhibit Number      Exhibit Description
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99.1                2003 Second Quarter Earnings Release, dated August 6, 2003